UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 5, 2006

Fortune Brands, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9076		13-3295276
(State or Other Jurisdiction of Incorporation)	(Commission File Number	)	(IRS Employer Identification No.)

300 Tower Parkway

Lincolnshire, IL 60069

(Address of Principal Executive Offices) (Zip Code)

847-484-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02. Results of Operations and Financial Condition.

We are furnishing the information attached hereto as Exhibit 99.1, which includes our consolidated financial statements for the years ended December 31, 2004 and 2003, recast to give effect to the spin-off of our office product segment, ACCO World Corporation, as a discontinued operation, and management’s discussion and analysis of those financial statements. This information will be released on the date hereof in connection with an offer of debt securities under our shelf registration statement.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits (all exhibits are furnished, not filed).

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Consolidated Financial Statements for years ended December 31, 2004 and 2003, recast to give effect to spin-off of office business segment, ACCO World Corporation, as a discontinued operation.

(Page 2 of 3 Pages)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS, INC. (Registrant)

By:	/s/ Mark A. Roche
Name: Mark A. Roche Title: Senior Vice President, General Counsel and Secretary

Date: January 5, 2006

(Page 3 of 3 Pages)

Exhibit Index

Exhibit Number	Description
99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Consolidated Financial Statements for years ended December 31, 2004 and 2003, recast to give effect to spin-off of office business segment, ACCO World Corporation, as a discontinued operation.